UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

 the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 24, 2008

ADVANCED LIFE SCIENCES HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51436	30-0296543
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1440 Davey Road Woodridge, Illinois		60517
(Address of principal executive offices)		(Zip Code)

(630) 739-6744

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

Our executive officers intend to present certain informational materials relating to the Company during upcoming meetings with investors, stockholders and analysts on and after September 24, 2008. We anticipate using the presentation materials furnished as Exhibit 99.1 hereto, in whole or in part and with immaterial modifications, in connection with such meetings and from time to time thereafter. The fact that these presentation materials are being furnished should not be deemed an admission as to the materiality of any information contained in the materials. The information contained in the presentation materials is summary information that is intended to be read and considered in the context of our filings with the Securities and Exchange Commission and other public announcements that we may make, by press release or otherwise, from time to time.

We expect to make copies of the presentation materials, including such graphic images, available for viewing at the “Investor Relations” section of our website located at www.advancedlifesciences.com , although we reserve the right to discontinue that availability at any time.

Some of the matters discussed in the attached presentation materials contain forward-looking statements that involve significant risks and uncertainties including statements regarding the clinical trials, commercial partnerships and regulatory pathway of our lead product, cethromycin. Actual results could differ materially from those projected and we caution investors not to place undue reliance on the forward-looking statements contained in, or made in connection with, the presentation materials.

It is our policy to update or reconfirm our public guidance by issuing a press release or filing a publicly accessible document with the SEC. While we generally plan to provide guidance as part of our annual and quarterly earnings releases, we also reserve the right to provide guidance at different intervals or to revise our practice in future periods. Financial data and guidance relating to our current cash contained in the presentation materials is as of June 30, 2008. We do not intend to file any update to these presentation materials but reserve the right to do so.

Item 9.01.	Financial Statements and Exhibits.

(d)                                 Exhibits:

99.1                         Advanced Life Sciences Holdings, Inc. Presentation Materials

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED LIFE SCIENCES HOLDINGS, INC.

Dated: September 24, 2007	By:	/s/ Michael T. Flavin
	Name:	Michael T. Flavin, Ph.D.
	Title:	Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Advanced Life Sciences Holdings, Inc. Presentation Materials